UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2008

ChromaDex Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-53290	26-2940963
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10005 Muirlands Boulevard Suite G, First Floor Irvine, California,	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 419-0288

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On July 18, 2008, ChromaDex, Inc., a California corporation and wholly owned subsidiary of ChromaDex Corporation, a Delaware corporation, or ChromaDex, entered into a First Amendment to Standard Industrial/Commercial Multi-Tenant Lease, or the Lease Amendment, effective as of June 26, 2008, with SCIF Portfolio II, LLC, a California limited liability company, or Lessor. The Lease Amendment amends the Standard Industrial/Commercial Multi-Tenant Lease – Net dated December 19, 2006, by and between ChromaDex and Lessor (the “Lease”) which was filed as an Exhibit to ChromaDex Corporation’s Form 8-K filed with the Commission on June 24, 2008. Pursuant to the Lease, ChromaDex rents approximately 7,536 square feet of office space at 10005 Muirlands Blvd., Suite G, 1st Floor, and Suit K, 92618, which serves as ChromaDex’s corporate headquarters (the “Existing Premises”).

Pursuant to the Lease Amendment, ChromaDex and Lessor have agreed to add 5,150 square feet of office space at 10005 Muirlands Blvd., Suite G, 2nd Floor, 92618 to the Lease (the “New Premises”), and to extend the Term of the Lease through December 31, 2013. The Lease Amendment provides for an annualized base rent ranging from $6,180.00 to $7,210.00 for the New Premises during the term of the lease of the New Premises, which commences on January 1, 2009. The Lease Amendment provides for increased annualized base rent ranging from $10,173.60 to $10,550.40 for the Existing Premises during April 1, 2012 to December 31, 2013.

The Lease Amendment provides for one option to extend the original Term for a five-year period at the then current “Fair Market Rental” (as determined under the provisions of the Lease and the Lease Amendment).

The Lease Amendment provides for construction of Lessee’s Tenant Improvements, at ChromaDex’s cost and expense, in accordance with the Lease and with an Expansion Space Plan to be prepared by ChromaDex, subject to Lessor’s reasonable approval.

The foregoing description of the Lease Amendment does not purport to be complete and is qualified in its entirety by reference to the Lease Amendment, a copy of which is filed herewith as an Exhibit and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The following Exhibit is filed herewith:

Exhibit Number	Exhibit Title

10.1	First Amendment to Standard Industrial/Commercial Multi-Tenant Lease, made as of June 26, 2008, between SCIF Portfolio II, LLC (“Lessor”) and ChromaDex, Inc. (“Lessee”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2008.	ChromaDex Corporation
	By:	/s/ Frank L. Jaksch

Frank L. Jaksch Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title

10.1	First Amendment to Standard Industrial/Commercial Multi-Tenant Lease, made as of June 26, 2008, between SCIF Portfolio II, LLC (“Lessor”) and ChromaDex, Inc. (“Lessee”).